PROMISSORY NOTE
(Paycheck Protection Program)

Lender *(its successors and assigns)*	Texas Security Bank
Borrower *(its successors)*	Integrated Microwave Technology, LLC
Principal Amount	$ 1,167,700.00
Note Date	4/5/2020
Maturity Date	4/5/2022

This loan is being made as evidenced under this Promissory Note ("Note") by Lender, and accepted by Borrower, pursuant to the terms, provisions, requirements, conditions, rights, and obligations as set forth in the Paycheck Protection Program under the *Coronavirus Aid, Relief, and Economic Security Act* as may be amended and/or supplemented from time to time along with all other requirements, rules, regulations, and procedures that may enacted or implemented in connection therewith (collectively, the "Act"). To the extent that provisions of this Note conflict with the provisions of the Act, the Act shall control. The funding of this loan is conditioned upon Lender obtaining and receiving confirmation from The United States Small Business Administration ("SBA") that adequate funds are available to proceed with the loan. This Note which together with all other documents evidencing or pertaining to the transaction in which the indebtedness evidenced hereby is incurred are collectively referred to as the "Loan Documents."

FOR VALUE RECEIVED, Borrower hereby unconditionally promises to pay to the order of Lender, at 1212 Turtle Creek Boulevard, Dallas, Texas 75207 or at such other address given to Borrower by Lender, the Principal Amount, via ACH debit to be set up with Lender, in lawful money of the United States of America, together with interest per annum (calculated on the basis of a 365/360-day year) on the unpaid principal balance from day-to-day remaining, computed from the date of advance until the Maturity Date at the rate equal to the lesser of (a) the Maximum Rate (as hereinafter defined) or (b) ONE PERCENT (1.0%) per annum ("Interest Rate"). The Principal Amount and interest under this Note are due and payable as follows:

(1) Deferment Period

Pursuant to the Act, Borrower shall not be required to make any payments under this Note during the period of SIX (6) months following the Note Date ("Deferment Period"). Interest on the Principal Amount shall accrue during the Deferment Period.

(2) Regular Principal & Interest Payments

Upon the expiration of the Deferment Period, in order to fully amortize the amounts due under the Note for the remaining term after the Deferment Period, monthly payments of principal and interest shall be due and payable in the amount as to be determined by Lender, with the first such installment due on the TENTH (10TH) day of the first month following the Deferment Period and shall continue to be due and payable on the same day of each calendar month thereafter until the Maturity Date, when all unpaid principal and accrued but unpaid interest shall be due and payable in full. The monthly payments under this section are subject to change pursuant to the Act and the Application for Forgiveness section set forth herein.

Borrower's Certifications, Representations, and Warranties

Borrower hereby represents and warrants to Lender and the SBA, the following (collectively, the "Representations"):

1. All statements, information, calculations, corporate resolutions, and documentation of any kind submitted by Borrower in connection with this Note, including but not necessarily limited to, the *Paycheck Protection Program Application Form, the SBA Paycheck Protection Program Supplemental Information form, the Beneficial Ownership Certification,* and all financial, business, and tax information/documentation required by the Act, Lender, and/or the SBA is true and correct as of the date of this Note (collectively, "Borrower Documentation").

2. Borrower will use all amounts advanced under this Note in the required time-frame and solely for costs and expenses authorized under the Act and retain accurate, detailed written records of all supporting documentation and receipts evidencing the use of the amounts advanced under this Note.

3. Borrower will promptly provide any and all additional information, certifications, and documentation as may be requested or required from time to time by Lender and/or the SBA, in its sole discretion, to supplement, correct, and/or verify the Borrower Documentation.

4. Borrower is duly organized, validly existing, and in good standing under the laws of the state of its organization/formation, and any state in which it transacts business. Borrower hereby further represents and warrants that this Note, and all other Loan Documents executed by Borrower (a) are duly authorized, executed and delivered by Borrower, (b) are, or at the time of execution will be, legal, valid, and binding obligations of Borrower, and (c) do not and will not violate any provision of any agreement or judicial order to which Borrower, is a party or to which Borrower is subject.

5. Borrower will promptly execute any and all additional documents as requested or required by Lender and/or the SBA in connection with this Note that Lender, in its sole discretion, deems necessary to correct any issues with the Note and/or Loan Documents including, but limited to issues, whether caused by unilateral or mutual mistake, any misstatements, inaccuracies, and/or clerical errors, as well as execute all documents required by Lender for the ACH debit for monthly payments. In addition, subsequent to the execution of this Note, Borrower will promptly execute and deliver any additional promissory notes or other loan documents as required by Lender or the SBA to comply with the Act.

6. Borrower will comply with all applicable terms, conditions, and procedures set forth in the Act and this Note.

Application For Forgiveness

Borrower agrees to use all amounts advanced under the Note within the required time period set forth in the Act, which period begins to run on the Note Date. On or before NINETY (90) from the Note Date, or as may be required by other time limits/deadlines set forth in the Act, Borrower shall submit an application for forgiveness to Lender (*which application will be in the form required by Lender and/or SBA, in their sole and absolute discretion*), along with all supporting information, certifications, and other documentation that Lender and/or the SBA requires, in its sole discretion (collectively, the "Forgiveness

Application"). Borrower understands and acknowledges that any loan forgiveness granted will be provided only for the sum of amounts advanced under this Note actually used for costs and expenses authorized by, and in compliance with, the Act, all as calculated by Lender and/or the SBA, in its sole discretion. The portion of the Note to be forgiven, if any, is referred to herein as the "Forgiven Amount". In the event that any portion of the Note is forgiven pursuant to the Act, the Forgiven Amount will be deducted from the amount due under this Note and Lender may, in its sole discretion, recalculate the installments of principal and interest required to be made by Borrower under terms of this Note, and Borrower agrees to pay such installments as they may be recalculated by Lender, when due. Borrower acknowledges and agrees that any such recalculation shall not affect the Maturity Date of this Note or any other terms or provisions set forth herein. **BORROWER HEREBY RELEASES LENDER AND THE SBA AND WAIVES ANY AND ALL CLAIMS OF ANY KIND AGAINST LENDER AND THE SBA RELATING TO, OR IN CONNECTION WITH, ANY DENIAL OR REFUSAL TO ALLOW ANY FORGIVENESS OF ANY OR ALL AMOUNTS DUE UNDER THE NOTE AND/OR THE LOAN DOCUMENTS.**

The term "Maximum Rate," as used herein, shall mean, with respect to each holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note under applicable state and/or federal laws which are presently in effect or may hereafter be in effect, whichever laws allow a higher maximum non-usurious interest rate; provided, that in determining the Maximum Rate, due regard shall be given, to the extent required by applicable law, to any and all relevant payments, fees, charges, deposits, balances, agreements and calculations which may constitute or be deemed to constitute interest, or be deducted from principal to calculate the interest rate or otherwise affect interest rate determinations, so that in no event shall the Lender contract for, charge, receive, take, collect, reserve or apply, on the Note, any amount in excess of the Maximum Rate. In the event that applicable law does not establish a Maximum Rate, the term "Maximum Rate" will mean the rate of eighteen percent (18%) per annum.

Borrower and Lender intend to comply with the applicable law governing the Maximum Rate. Interest contracted for, charged, or received shall not exceed the Maximum Rate, and, if in any contingency whatsoever, Lender shall receive anything of value deemed interest under applicable law which would cause the interest contracted for, charged, or received by the holder thereof to exceed the Maximum Rate, the excessive interest shall be applied to the reduction of the unpaid principal balance hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance hereof such excess shall be refunded to Borrower, and the provisions of this Note and any demand on Borrower shall immediately be deemed reformed and the amounts thereafter collectible hereunder shall be reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, shall be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full (including the period of any renewal or extension hereof) so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate.

Lender may adjust the payment amount from time to time as needed to amortize principal over the remaining term of the Note.

Unless otherwise prohibited under the Act, Borrower agrees to pay a late charge of five percent (5%) of the payment amount if such payment is not received within ten (10) days of the due date. Payments, when made, shall be applied in a manner and order according to the sole discretion of the holder of this Note.

Unless otherwise prohibited under the Act, upon the occurrence of a Default, and for so long as a Default is continuing, interest shall accrue on the principal balance then outstanding and, to the extent permitted by applicable law, on interest then accrued, at a rate of interest equal to the Maximum Rate.

Remittances in payment of any part of this Note other than in the required amount in immediately available funds at the place where this Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in full accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a Default (hereinafter defined).

Borrower waives all notices under this Note including presentment, protest, notice of protest and nonpayment, notice of default, notice of acceleration, and notice of intention to accelerate, and agree that the liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, and hereby consents to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

If this Note or any of the other Loan Documents are given by Lender to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Borrower shall pay Lender all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due.

No waiver by Lender of any of its rights or remedies under this Note or any of the other Loan Documents, shall be considered a waiver of any other right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment, and shall be applied to the installments of principal due hereunder in the inverse order of maturity.

"Default" shall mean any one or more of the following: (i) the failure by Borrower to pay any installment of principal or interest under this Note when due; (ii) the failure of Borrower to comply with any term, condition, and/or obligation under the Act; (iii) a breach of the Borrower's Representations; or (iv) the occurrence of any other default under the Loan Documents.

Upon the occurrence of a Default, Lender may, at its option, without notice or demand, declare the unpaid principal balance of, and the accrued but unpaid interest on this Note immediately due and payable and exercise and pursue any and all other rights and remedies as provided herein or in any of the Loan Documents.

Upon the occurrence of a Default, Lender is hereby authorized at any time and from time to

time, without notice to Borrower (any such notice being expressly waived by each such Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by the Lender to or for the credit or the account of Borrower, against any and all obligations of such Borrower now or hereafter existing under this Note, irrespective of whether or not Lender shall have made demand under this Note and although such obligations may be contingent and unmatured. The rights of the Lender under this section are in addition to all other rights and remedies (including, without limitation, other rights of offset) which Lender may have hereunder or under any applicable law.

Time is of the essence in the performance of the terms, conditions, requirements, and agreements contained in the Note, Loan Documents, and the Act.

When the SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, and other purposes. By using such procedures, the SBA does not waive any Federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt Federal law.

Under this Note, Borrower includes its successors and Lender includes its successors and assigns.

In order to expedite the transaction contemplated herein, facsimile/pdf signatures may be used in place of original signatures on this Note. Lender and Borrower intend to be bound by the signatures on the facsimile /pdf document, are aware that the other party will rely on the facsimile signatures, and hereby waive any defenses to the enforcement of the terms of this Note based on the form of signature. In addition, this Note may be executed by an Electronic Signature as that term is defined in, and in compliance with, 15 USC §7001 et seq, as may be amended and/or Texas Business & Commerce Code § 322.001 et seq, as may be amended.

BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THE NOTE OR LOAN DOCUMENTS.

NOTICE PURSUANT TO TEXAS BUSINESS & COMMERCE CODE §26.02

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

Borrower:

Integrated Microwave Technology, LLC

DocuSigned by:

Michael Bond 4/9/2020 | 5:21:34 PM CDT

7098748DB9544FE...

By: Michael Bond, CFO
Integrated Microwave Technology, LLC

CONSENT AND RESOLUTIONS OF BORROWER FOR LOAN PURSUANT TO THE PAYCHECK PROTECTION PROGRAM

Lender (*its successors and assigns*)	Texas Security Bank
Borrower (*its successors and assigns*)	Integrated Microwave Technology, LLC
Principal Amount	$ 1,167,700.00
Authorized Representative of Borrower	Michael Bond

Borrower adopts the following resolutions:

Borrower wishes to obtain a loan made by Lender, as evidenced under the Promissory Note ("Note") with outlined terms set forth and as more specifically set forth in the Note, and accepted by Borrower, pursuant to the terms, provisions, requirements, conditions, rights, and obligations as set forth in the Paycheck Protection Program under the *Coronavirus Aid, Relief, and Economic Security Act* as may be amended and/or supplemented from time to time along with all other requirements, rules, regulations, and procedures that may enacted or implemented in connection therewith (collectively, the "Act"). In the judgment of the undersigned, it is in the best interests of the Borrower to cause the Borrower to execute the Note, pay all amounts due under its terms, and execute any and all other documents as may be required or requested by Lender and/or The United States Small Business Administration, and to perform execute all other actions, documentation, and payments necessary to effectuate the terms of the loan evidenced by the Note.

THEREFORE, BE IT RESOLVED that the Authorized Representative, is authorized, empowered, and directed, for and on behalf and in the name of the Borrower, to execute, acknowledge, and deliver the Note and all other, instruments, documents, agreements, and certificates as the Authorized Representative may deem necessary or appropriate in order to consummate the loan evidenced by the Note, as determined in the sole and absolute discretion of the Authorized Representative.

BE IT RESOLVED that the Authorized Representative is authorized, empowered, and directed, for and on behalf and in the name of the Borrower, to perform all acts and to take any other steps as may be necessary and convenient to carry these resolutions into effect, including causing the Borrower to execute and deliver all consents, certificates, documents, and agreements that may be required, as determined in the sole and absolute discretion of the Authorized Representative, in connection with the foregoing matters.

BE IT RESOLVED that all acts, transactions, or agreements undertaken before the adoption of these resolutions by the Authorized Representative or any other authorized manager, member, officer, employee, or representative of the Borrower that are consistent with the purposes and intent of these resolutions are, in all respects, ratified, approved, confirmed, and adopted as the acts and deeds of the Borrower.

AUTHORIZED REPRESENTATIVE:

Signature: DocuSigned by: Michael Bond 7098748DB9544FE...

Name: Michael Bond

Title: CFO

p:\crd\texas security bank\ppp loan documents\borrower resolution.doc

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower: Integrated Microwave Technology, LLC

Lender: **TEXAS SECURITY BANK**
1212 Turtle Creek Blvd.
Dallas, TX 75207

LOAN TYPE. **SBA Paycheck Protection Program**

SPECIFIC PURPOSE. SBA Paycheck Protection Program

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

Amount paid to Borrower directly: MB 1,167,700.00

☐ Deposited to TSB Account #

MB ☒ Wire Funds to the Following:

Bank Name Wells Fargo Bank, N.A.
Account Name Integrated Microwave Technology, LLC
Account # 2522214226
Routing # 121000248
Address 101 Billby Road Bldg2, Hackettstown, NJ 07840

Reference PPP Funding Texas Security Bank

MB **AUTOMATIC PAYMENTS.** Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 2522214226 and ACH routing number 121000248, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.

BORROWER:

DocuSigned by:
By: Michael Bond
Name & Title: Michael Bond, CFO
Integrated Microwave Technology, LLC